Envato Pty Ltd and controlled entities

Unaudited Condensed Consolidated Interim Financial statements

As of December 31, 2023 and for the six months ended December 31, 2023 and 2022

Envato Pty Ltd and controlled entities

As of December 31, 2023 and for the six months ended December 31, 2023 and 2022

CONTENTS

Envato Pty Ltd and controlled entities

Condensed Consolidated Statement of Profit or Loss and Other Comprehensive Income (unaudited)

for the six months ended December 31, 2023 and 2022

	Note	Dec 31, 2023 USD'000	Dec 31, 2022 USD'000
Revenue from ordinary activities	4	**99,804**	92,308
Direct costs		**(28,601)**	(25,131)
Employee costs		**(24,776)**	(24,622)
Service provider expenses		**(1,791)**	(2,223)
Depreciation, amortisation and impairment		**(1,887)**	(1,097)
Data and software expenses		**(6,987)**	(6,109)
Marketing expenses		**(11,786)**	(13,572)
Travel expenses		**(351)**	(449)
Rental expenses		**(14)**	(51)
Professional fees	5	**(1,384)**	(3,582)
Foreign exchange loss/(gain)		**364**	(1,303)
Other expenses		**(902)**	(1,125)
Operating Profit		**21,689**	13,044
Finance income		**1,019**	112
Finance Costs		**(4,592)**	(53)
Share of profits/(losses) of associates accounted for using the equity method	6	**(1,775)**	35
Profit before income tax		**16,341**	13,138
Income tax expense	7	**(5,556)**	(4,113)
Profit for the period		**10,785**	9,025
Other comprehensive Income			
Items that may be reclassified to profit or loss			
Exchange differences on translation of foreign operations		**52**	(638)
Other comprehensive income for the period		**52**	(638)
Total comprehensive income for the period		**10,837**	8,387

The above Condensed Consolidated Statement of Profit or Loss and Other Comprehensive Income (unaudited) should be read in conjunction with the accompanying notes.

Envato Pty Ltd and controlled entities

Condensed Consolidated Statement of Financial Position (unaudited)

	Note	Dec 31, 2023 USD'000	Jun 30, 2023 USD'000
ASSETS			
Current Assets			
Cash and cash equivalent		**100,940**	84,895
Trade and other receivables	9	**5,801**	5,122
Current tax receivable		**-**	64
Derivative financial instruments		**393**	218
Total Current Assets		**107,134**	90,299
Non-Current Assets			
Property, plant and equipment		**1,112**	1,328
Intangible assets	10	**7,924**	5,571
Right-of-use assets	11	**621**	724
Non-current prepayments		**1,478**	1,620
Financial assets at fair value through other comprehensive income		**1,894**	1,894
Investments accounted for using the equity method		**4,123**	5,904
Deferred tax asset	12	**11,838**	10,044
Total Non-Current Assets		**28,990**	27,085
TOTAL ASSETS		**136,124**	117,384
LIABILITIES			
Current Liabilities			
Trade and other payables	13	**25,732**	26,445
Lease liabilities	14	**496**	650
Provisions	15	**28,104**	20,972
Deferred revenue		**45,457**	45,501
Current tax payable		**5,868**	3,965
Total Current Liabilities		**105,657**	97,533
Non-Current Liabilities			
Provisions	15	**863**	1,186
Lease liabilities	14	**73**	-
Total Non-Current Liabilities		**936**	1,186
TOTAL LIABILITIES		**106,593**	98,719
NET ASSETS		**29,531**	18,665
EQUITY			
Contributed equity		**14**	14
Retained earnings		**27,684**	16,870
Other reserves		**1,833**	1,781
TOTAL EQUITY		**29,531**	18,665

The above Condensed Consolidated Statement of Financial Position (unaudited) should be read in conjunction with the accompanying notes.

Envato Pty Ltd and controlled entities

Condensed Consolidated Statement of Changes in Equity (unaudited)

	Contributed equity USD'000	Retained earnings USD'000	Other reserves USD'000	Total USD'000
Balance as at July 1, 2023	**14**	**16,899**	**1,781**	**18,665**
Profit for the period	-	10,785	-	10,785
Other comprehensive income	-	-	52	52
Total comprehensive income for the period	14	27,684	1,833	29,531
Balance as at December 31, 2023	**14**	**27,684**	**1,833**	**29,531**
Balance as at July 1, 2022	14	24,822	1,088	25,924
Profit for the period	-	9,025	-	9,025
Other comprehensive income	-	-	(638)	(638)
Total comprehensive income for the period	14	33,847	450	34,311
Balance as at December 31, 2022	14	33,847	450	34,311

The above Condensed Consolidated Statement of Changes in Equity (unaudited) should be read in conjunction with the accompanying notes.

Envato Pty Ltd and controlled entities

Condensed Consolidated Statement of Cash Flows (unaudited)

for the six months ended December 31, 2023 and 2022

	Note	Dec 31, 2023 USD'000	Dec 31, 2022 USD'000
Cash flows from operating activities			
Receipts from customers		**104,939**	100,491
Payments to suppliers and employees		**(81,832)**	(84,286)
		23,107	16,205
Interest paid		**(46)**	(15)
Interest received		**1,019**	112
Income taxes paid		**(3,896)**	(3,351)
Net cash from operating activities	8	**20,184**	12,951
Cash flows from investing activities			
Purchase of property, plant and equipment		**(303)**	(364)
Proceeds on disposal of property, plant and equipment		**-**	96
Purchase of right-of-use asset		**(250)**	-
Payments on internally generated software		**(3,503)**	(2,822)
Net cash used in investing activities		**(4,056)**	(3,090)
Cash flows from financing activities			
Principal elements of lease payments		**(83)**	(302)
Net cash used in financing activities		**(83)**	(302)
Net increase in cash and cash equivalents		**16,045**	9,559
Cash and cash equivalents at the beginning of the period		**84,895**	86,065
Cash and cash equivalents at the end of the period		**100,940**	95,624

The above Condensed Consolidated Statement of Cash Flows (unaudited) should be read in conjunction with the accompanying notes.

Note 1 General information

Envato Pty Ltd ("parent entity") is a company limited by shares, incorporated and domiciled in Australia. The interim financial statements are for the Consolidated Entity (referred to hereafter as the "Consolidated Entity", "Group" or "Envato") consisting of Envato Pty Ltd (referred to hereafter as the "Company" or "parent entity") and the entities it controlled at the end of the periods presented.

The Group derives revenue from the facilitating of purchases and sales of digital creative assets through an online marketplace as well as from granting access to a separate online subscription platform where subscribers can download digital creative assets with separate individual licences. No significant change in the nature of these activities occurred during the periods presented.

These financial statements are presented in United States Dollars (USD) and are rounded to the nearest thousand dollars, unless otherwise noted.

The addresses of the Company's registered office and principal place of business are shown below:

Registered Office	Principal place of business
C/O Thrive Governance and Growth Partners	Level 7
16 Middle Street	180 Flinders Street
Highgate Hill QLD 4101	Melbourne VIC 3000
Australia	Australia

Note 2 Basis of preparation and accounting policies

These condensed consolidated interim financial statements as of December 31, 2023 and for the six months ended December 31, 2023 and 2022 have been prepared in accordance with International Accounting Standard (IAS) 34 Interim Financial Reporting.

The interim report does not include all of the notes normally included in an annual consolidated financial statements. Accordingly, this report should be read in conjunction with the annual consolidated financial statements for the year ended June 30, 2023.

The accounting policies adopted are consistent with those of the previous financial year and corresponding interim reporting period.

Note 3 Critical accounting estimates and judgements

The preparation of financial statements requires the director of the entity to make judgements, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities, income and expenses. Actual results may differ from these estimates.

Estimates and assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised and in any future periods affected.

The disclosure of critical judgements in applying the Group's accounting policies, and key sources of estimation uncertainty have been included below.

Key estimate - Global Sales tax provisions

The Group has created a provision for potential global sales tax exposures across all our products. At December 31, 2023, the provision was USD 25,083 thousand (USD 18,122 thousand as at June 30, 2023). The Group bases this provision on a weighted probability of estimated exposures by country, supported by various external sources for a guide on the applicability of sales tax. However, the actual exposure could be greater or lesser than the provided amounts, depending on the taxation laws in each country and the application of these laws to the group.

Key estimate - Internally generated intangible assets – Useful life

The Group incurs spend on internal development of software to support its revenue generating activities. At December 31, 2023, the carrying amount of this software was $7,475 thousand ($5,550 thousand as at June 30, 2023). The Group estimates the useful life of the internally generated software to be 1-4 years based on the expected technical obsolescence of such assets.

Key estimate - Revenue - Principal vs Agent

The Group assesses its revenue arrangements against specific criteria to determine if it is acting as the principal or the agent. This significantly impacts the Condensed Consolidated Statement of Profit or Loss under IFRS 15. This determination requires judgement and consideration of all relevant facts and circumstances.

The assessment includes high level of judgement around analysis of various factors including but not limited to:
- whether the Group has discretion with respect to accepting and rejecting orders from customers,
- whether the Group is responsible for sales strategy,
- whether the Group is the party that the customer believes is responsible for fulfilling the promise, and
- whether the Group has discretion on setting prices that are substantive.

For platform subscriptions fees, the Group has determined that it meets the criteria of acting as a principal and therefore recognises the gross sales price. For the platform one-time service fees, the Group has determined that it meets the criteria of acting as an agent and therefore recognises the amount of commission receivable as revenues. This assessment is reviewed when any change is made to the terms and conditions in the contract with customers.

Note 4 Revenue

The Group reports its revenues from external customers for each Group of similar products and services. The amounts of revenues reported is based on the financial information used to produce the Group's financial statements.

(1) The following represents the Group's revenue based on product and services:

Platform subscriptions fees	Subscription platforms that allows subscribers to download and use digital assets and to download an unlimited number of licensed customised mockup and videos for the duration of the subscription.
Platform one-time service fees	This category includes revenue generated from collection of online marketplaces, where people buy and sell creative digital assets. Digital assets can be websites themes and templates, code, video, audio, graphics, photos or 3D files.

	Dec 31, 2023 USD'000	Dec 31, 2022 USD'000
The following represents the Group's revenue based on product and services:		
Platform subscriptions fees	**81,777**	71,643
Platform one-time service fees	**18,027**	20,665
Total revenue from ordinary activities	**99,804**	92,308

Note 5 Professional services

	Dec 31, 2023 USD'000	Dec 31, 2022 USD'000
Consulting	**(830)**	(3,206)
Managed Services	**(357)**	(173)
Other	**(197)**	(203)
Total professional services	**(1,384)**	(3,582)

Note 6 Share of profits/(losses) of associates accounted for using the equity method

During the financial year ended June 30, 2022, the Group purchased 29.9% of the shares in Music Vine Limited ('Musicvine'), an unlisted company incorporated in the United Kingdom. The Group has determined that it has significant influence over Musicvine. The director of the Group determined that the investment in associate is not material as it does not play a significant role in the Group's profitability.

On December 31, 2023, the director identified impairment indicators. This led to a detailed internal valuation exercise. Management believes that these impairment indicators did not exist as at the financial year ended June 30, 2023. The process of determining fair value of Musicvine resulted in recognition of an impairment loss of USD 1,638 thousand.

The amount presented in the Condensed Consolidated Statement of Profit or Loss and Other Comprehensive Income in relation to the investment in the associate is as follows:

	Dec 31, 2023	Dec 31, 2022
	USD'000	USD'000
Group's share of the profit or (loss) of associate	**(137)**	35
Impairment loss	**(1,638)**	-
Total share of profits/(losses) of associates accounted for using the equity method	**(1,775)**	35

Note 7 Income tax expense

(a) Income tax expense

	Dec 31, 2023	Dec 31, 2022
	USD'000	USD'000
Current tax		
Current tax on profits for the year	**(6,226)**	(3,759)
Adjustments for current tax of prior periods	**(1,123)**	-
Total current tax expense	**(7,349)**	(3,759)
Deferred income tax		
Increase/(decrease) in deferred tax assets	**707**	(354)
Adjustments for deferred tax of prior periods	**1,085**	-
Total deferred tax income/(expense)	**1,792**	(354)
Income tax expense	**(5,556)**	(4,113)

(b) Reconciliation of income tax expense to prima facie tax payable

	Dec 31, 2023	Dec 31, 2022
	USD'000	USD'000
Tax at the Australian tax rate of 30% (2022: 30%)	**(4,902)**	(3,941)
Effect of lower tax rates for foreign subsidiaries	**26**	20
Tax effect of amounts that are not deductible/(taxable) in determining taxable income:		
Other non-deductible expenses	(151)	(191)
Impairment of investment in associate (Musicvine)	(491)	-
	(642)	(191)
Adjustments for current tax of prior period	**(1,123)**	0
Adjustments for deferred tax of prior period	**1,085**	0
Income tax expense	**(5,556)**	(4,113)

Note 8 Reconciliation of profit after income tax to net cash from operating activities

	Dec 31, 2023	Dec 31, 2022
	USD'000	USD'000
Profit after income tax expense for the six months period	**10,785**	9,025
Adjustments for:		
Depreciation, amortisation and impairment	**2,031**	1,096
Loss/(gain) on disposal of fixed assets	**11**	33
Loss/(gain) on forward exchange contract	**(175)**	(109)
Net exchange losses/(gains) on net assets	**203**	(597)
(Profit)/loss from investment in associate	**1,781**	(35)
Changes in operating assets and liabilities, net of effect of business combinations:		
(Increase)/decrease in trade and other receivables	**(1,184)**	(2,999)
(Increase)/decrease in deferred tax asset	**(1,794)**	(1,200)
Increase/(decrease) in net tax payable	**1,966**	630
Increase/(decrease) in trade and other payables	**(206)**	(355)
Increase/(decrease) in deferred revenue	**(43)**	4,842
Increase/(decrease) in provisions	**6,810**	2,620
Net cash from operating activities	**20,184**	12,951

Note 9 Trade and other receivables

	Dec 31, 2023	Jun 30, 2023
	USD'000	USD'000
Trade receivables	**76**	33
Prepayments	**2,684**	2,477
Accrued income	**1,540**	1,316
Other receivables	**1,501**	1,296
Trade and other receivables total	**5,801**	**5,122**

Trade and other receivables are non-interest bearing.

Note 10 Intangible assets

	Purchased and developed software	Purchased content	Domain names	Internally generated software	Total
	USD '000	USD '000	USD '000	USD '000	USD '000
Balance at July 1, 2023					
Cost	8,750	602	3	6,867	16,222
Accumulated amortisation	(8,750)	(584)	-	(1,317)	(10,651)
Net book amount	-	18	3	5,550	5,571
Six months ended December 31, 2023					
Opening net book amount	-	18	3	5,550	5,571
Additions	387	87	-	3,049	3,523
Amortisation expense	(28)	(18)	-	(1,124)	(1,170)
Closing net book amount	359	87	3	7,475	7,924
Balance at December 31, 2023					
Cost	**9,137**	**689**	**3**	**9,916**	**19,745**
Accumulated amortisation	**(8,778)**	**(602)**	**-**	**(2,441)**	**(11,821)**
Net book amount	**359**	**87**	**3**	**7,475**	**7,924**

During the six months period to December 31, 2023, the Group disposed fully amortised intangible assets under the category "Content IP" worth USD 1,100 thousand. The Group incurred spend on purchased content classified as long term prepayment to support its revenue generating activities. At December 31, 2023, the carrying amount of this long term prepayment was USD 1,478 thousand.

Note 11 Right-of-use assets

	Dec 31, 2023 USD'000	Jun 30, 2023 USD'000
Buildings		
Cost	**1,926**	1,676
Accumulated depreciation	**(1,305)**	(952)
	621	724
Additions to the Right-of-use assets	**250**	598
Depreciation disclosed in the Condensed Consolidated Statement of Profit or Loss and Other Comprehensive Income	**(353)**	(772)

Note 12 Deferred tax assets/(liabilities)

Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority and the Group intends to settle its current tax assets and liabilities on a net basis. The following is the analysis of the deferred tax balances (after offset) for financial reporting purposes:

	Dec 31, 2023 USD'000	Jun 30, 2023 USD'000
The balance comprises temporary differences attributable to:		
In house software development	**37**	815
Global sales tax provisions	**7,525**	5,437
Intangible assets	**529**	38
Accruals	**322**	717
Employee provisions	**1,235**	1,171
Professional services and other	**2,190**	1,866
Total deferred tax assets	**11,838**	10,044

Note 13 Trade and other payables

	Dec 31, 2023 USD'000	Jun 30, 2023 USD'000
Trade payables	**16,495**	16,297
Other payables	**9,237**	10,148
Trade and other payables total	**25,732**	26,445

The balance in other payables comprises various current liabilities attributable to:		
General accruals	**5,362**	4,316
Sales tax liabilities	**2,552**	2,628
Payroll related liabilities	**1,308**	3,192
Other	**14**	12
Other payables total	**9,237**	10,148

Trade payables and other payables are non-interest bearing.

Note 14 Lease liabilities

	Dec 31, 2023 USD'000	Jun 30, 2023 USD'000
Current	**496**	650
Non-current	**73**	-
Lease liabilities total	**569**	650

Future lease payments in relation to lease liabilities as at end of the period are as follows:

	Dec 31, 2023 USD'000	Jun 30, 2023 USD'000
Within one year	**496**	779
One to five years	**73**	-
Future lease payments total	**569**	779

Note 15 Provisions

	Dec 31, 2023		
	Current	Non-current	Total
Provision Class	USD '000	USD '000	USD '000
Employee benefits	**3,021**	**808**	**3,829**
Global sales tax	**25,083**	**-**	**25,083**
Make good provision	**-**	**55**	**55**
Provision Total	**28,104**	**863**	**28,967**

Movements in each class of provision during the six months, are set out below:

	Employee benefits	Make good provision	Global sales tax	Total
	USD '000	USD '000	USD '000	USD '000
Carrying amount at start of July 2023	3,981	55	18,122	22,158
Charged/(credited) to profit or loss:				
- additional provisions recognised	2,220	-	7,386	9,606
- amounts used during the period	(2,372)	-	(425)	(2,797)
Carrying amount at end of December 2023	**3,829**	**55**	**25,083**	**28,967**

Note 16 Related party transactions

Key management personnel compensation

	Dec 31, 2023 USD'000	Dec 31, 2022 USD'000
Short-term employee benefits	**492**	413
Post-employment benefits	**9**	30
Long-term benefits	**496**	-
Total key management personnel compensation	**997**	443

As at December 31, 2023, there was an agreement in place whereby the key management personnel would receive payments totalling Australian dollars $960 thousand on the change of control of Envato occurring prior to March 31, 2024. As the change of control did not occur prior to this date, no payment was made under this agreement

Note 17 Contingent liabilities

An unsecured bank guarantee has been provided to the value of USD 189 thousand as part of the lease of premises. This bank guarantee is provided in Australian dollar currency which equates to AUD 278 thousand using the spot exchange rate as of December 31, 2023 between Australian dollar and U.S. dollar.

Note 18 Events occurring after the reporting period

On May 2, 2024, Shutterstock, Inc., listed as SSTK on NYSE, a leading global creative platform offering high-quality creative content for transformative brands, digital media and marketing companies, entered into a definitive cash purchase agreement to acquire 100% shares in Envato Pty Ltd for total consideration of US$250M, after customary working capital and other adjustments. The transaction completed on July 22, 2024.

On June 28, 2024, the Group sold its investment in associates accounted for using the equity method and investment in Financial assets at fair value through other comprehensive income so as to maintain strong focus on its core business.

In April 2024, agreements were put in place whereby the key management personnel would receive payments worth Australian dollars $850 thousand conditional to change of control of Group occurring prior to December 31, 2024. This condition was satisfied on July 22, 2024 resulting in the amount becoming payable.

No other matters or circumstances have arisen since the end of the financial period which significantly affected or may significantly affects the operations of the Group, the results of those operations, or the state of affairs of the Group in future financial years.

The unaudited condensed consolidated interim financial statements as of December 31, 2023 and for the six months ended December 31, 2023 and 2022 were authorised for issue by the directors on September 10, 2024.